Trade and Other Payables	12 Months Ended
Jun. 30, 2025
Subclassifications of assets, liabilities and equities [abstract]
Trade and Other Payables	Trade and other payables
Accounting policy
The group accrues for the cost of the leave days granted to employees during the period in which the leave days accumulate.

	SA Rand
Figures in million	2025	2024
Trade payables[1]	1 460	1 138
Lease liability – current[2]	206	260
Shaft-related liabilities[1]	1 826	1 367
Other liabilities	640	566
Payroll accruals	1 093	968
Leave liabilities (a)	904	848
Other accruals	298	116
Value added tax	225	214
Income and mining tax[3]	72	152
Total trade and other payables	6 724	5 629
[1]The increase is predominately due to timing of payments and receipt of invoices.
[2]Refer to note 26 for an analysis of the lease liability.
[3]The decrease relates to higher tax payments made in FY25, which settled both the outstanding tax payable from FY24 and the majority of the current tax expense for FY25.
31Trade and other payables continued
(a)Employee entitlements to annual leave are recognised on an ongoing basis. An accrual is made for the estimated liability for annual leave as a result of services rendered by employees up to the balance sheet date. The movement in the liability recognised in the balance sheet is as follows:

	SA Rand
Figures in million	2025	2024
Balance at beginning of year	848	794
Benefits paid	(897)	(838)
Total expense per income statement	966	907
Translation gain	(13)	(15)
Balance at end of year	904	848